Exhibit 99.1

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (the “Agreement”) is made and entered into as of February 22, 2021, by and between Octavio (“Tavo”) Gutierrez, Broomfield, CO 80023 (“Seller”) and urban-gro, Inc., a Delaware corporation (the “Company” or the “Purchaser”), who hereby agree as follows.

WHEREAS, Seller owns 1,014,505 Common Shares (the “Shares”) of the Company; and

WHEREAS, Seller wishes to sell 350,000 shares to Purchaser.

NOW, THEREFORE, in consideration of the premises, the respective covenants and commitments of the parties hereto, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

I. ASSIGNMENT OF THE SHARES

1.1 Purchase and Sale. Upon the terms and subject to the conditions set forth in this Agreement, Seller hereby agrees to assign and transfer the Shares to Purchaser and Purchaser hereby agrees to purchase and acquire the Shares from Seller.

II. PURCHASE PRICE/RELEASE OF NOTE

2.1 Purchase Price of the Shares. The Seller shall assign the Shares to Purchaser at a price of $9.00 per share.

2.2 Purchase Price Adjustments. The Purchase Price set forth above shall not be subject to adjustment for any increases or decreases in the market price of the Shares, as traded on the Nasdaq or such other trading exchange that the Shares may so trade in the future. All references to the number and purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

III. REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of Seller. Seller, represents and warrants to, and agrees with, the Purchaser as follows:

(a) Seller has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary proceedings of Seller have been duly taken to authorize the execution, delivery, and performance of this Agreement. This Agreement has been duly authorized, executed, and delivered by Seller, constitutes the legal, valid, and binding obligation of Seller, and is enforceable as to Seller in accordance with its terms. Except as otherwise set forth in this Agreement, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal or any other third party is required by Seller for the execution, delivery, or performance of this Agreement thereby. No consent, approval, authorization or order of, or qualification with, any court, government or governmental agency or body, domestic or foreign, having jurisdiction over Seller or over its respective properties or assets and no consent of any third party is required for the execution and delivery of this Agreement and the consummation by Seller of the transactions herein and therein contemplated, except such as may be required under the Securities Act or under state or other securities or blue sky laws, all of which requirements have been, or in accordance therewith will be, satisfied in all material respects. No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which Seller or the Company is a party, or to which its or any of its respective businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive immediately before this Agreement was executed under, or create any obligation on the part of Seller or the Company to which it was not subject immediately before this Agreement was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation or by-laws or analogous governing document of Seller (if applicable) or the Company or (if the provisions of this Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, decree, injunction, or writ of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over Seller or over its respective properties or assets.

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(b) Seller is an individual and has reached the age of majority in his state of residence.

(c) There is not any pending or, to the best of Seller’s knowledge, threatened, action, suit, claim or proceeding against Seller or the Company, or any of the Company’s officers or any of the respective properties, assets or rights of Seller or the Company, before any court, government or governmental agency or body, domestic or foreign, having jurisdiction over Seller or the Company or over the Company’s officers or the properties of Seller or the Company, or otherwise that (i) is reasonably likely to result in any material adverse change in the business, prospects, financial condition or results of operations of Seller or the Company or might materially and adversely affect its respective properties, assets or rights taken as a whole, (ii) might prevent consummation of the transactions contemplated by this Agreement, or (iii) alleging violation of any Federal or state securities laws.

(d) The authorized capital stock of the Company consists of 90,000,000 shares of Common Stock, of which 10,922,047 shares of Common Stock are outstanding.

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( ) The Shares delivered hereby have been duly and validly issued and fully paid and non-assessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest of any kind; and no preemptive or similar right, co-sale right, registration right, right of first refusal or other similar right of stockholders exists with respect to any of the Shares to be delivered thereby hereunder or the issuance and sale thereof other than those that have been expressly waived prior to the date hereof and those that will automatically expire upon the execution hereof. No approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the sale or transfer of the Shares, except as may be required under the Securities Act, the rules and regulations promulgated thereunder or under state or other securities or blue sky laws.

(a) No person, firm or corporation has or will have, as a result of any act or omission of Seller, any right, interest or valid claim against Purchaser or Seller for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by this Agreement.

(b) Seller has had access to all public filings of the Company, including the recent S-1 Registration Statement declared effective February 12, 2021 and has had an opportunity to ask questions from the Company’s management.

Section 3.02 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to, and agrees with Seller, as follows:

(a) The Purchaser has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary proceedings of the Purchaser have been duly taken to authorize the execution, delivery, and performance of this Agreement thereby. This Agreement has been duly authorized, executed, and delivered by such Purchaser, constitutes the legal, valid, and binding obligation of the Purchaser, and is enforceable as to the Purchaser in accordance with its respective terms. Except as otherwise set forth in this Agreement, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by such Purchaser for the execution, delivery, or performance of this Agreement thereby. No consent, approval, authorization or order of, or qualification with, any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Purchaser or over its properties or assets is required for the execution and delivery of this Agreement and the consummation by such Purchaser of the transactions herein contemplated, except such as may be required under the Securities Act or under state or other securities or blue sky laws, all of which requirements have been, or in accordance therewith will be, satisfied in all material respects. No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which the Purchaser is a party, or to which its or any of its businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive immediately before this Agreement was executed under, or create any obligation on the part of the Purchaser to which it was not subject immediately before this Agreement was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the operating agreement of the Purchaser or (if the provisions of this Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, decree, injunction, or writ of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Purchaser or over its properties or assets.

(b) No consent, approval or action of, filing with or notice to any party on the part of Purchaser is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby or thereby.

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(c) No person, firm or corporation has or will have, as a result of any act or omission of Purchaser, any right, interest or valid claim against Purchaser for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by this Agreement.

(c) Either alone, or together with its investment advisor(s), the Purchaser has the knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the prospective investment in the Shares to be acquired thereby, and the Purchaser is and will be able to bear the economic risk of the investment in such Shares.

(d) Purchaser hereby acknowledges and confirms that it has been advised that the Shares being assigned herein are “restricted” securities and that Seller is an “affiliate” of the issuer of the Shares. As a result thereof, Purchaser understands and acknowledges that it will be unable to “tack” or otherwise apply the period in which Seller owned the Shares to any applicable holding period and that Purchaser will be required to hold such Shares until such time as the Shares are registered or otherwise available for an exemption from registration under the securities laws of the United States.

IV. CLOSING

4.1 General Procedure. On the Closing Date each party shall deliver to the other party such documents, instruments and materials in their possession as may be reasonably required in order to effectuate the intent and provisions of this Agreement, and all such documents, instruments and materials shall be reasonably satisfactory in form and substance to counsel for the other party.

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4.2 Specific Items to be Delivered on the Closing Date. The Seller shall deliver or shall cause to be delivered the following items to the Purchaser on the Closing Date; or as soon as possible if there are delays in processing from the transfer agent:

(a) To be delivered by Seller:

  (i) Seller’s Certificate representing ownership of the Shares being purchased, duly executed with Medallion guarantee conveying to Purchaser the Shares being purchased hereunder. Alternatively, Seller may deliver an applicable stock power, also duly executed with Medallion guarantee, along with Seller’s Certificate.

(d) To be delivered by Purchaser:

(i) $3,150,000.00 USD via Wire Transfer to the following Account Number:

JP Morgan Chase

Octavio Gutierrez

Routing: 071000013

Account: 741057285

V. MISCELLANEOUS

5.1 Binding Effect: No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of and be enforceable against the parties hereto and their respective heirs, successors and permitted assigns, as applicable. This Agreement is not intended to confer on any party not a signatory hereto any rights and remedies hereunder.

5.2 Governing Law and Venue. This Agreement shall in all respects be governed by, and enforced and interpreted in accordance with, the laws of the State of Colorado, without regard to conflict of law provisions.

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5.3 Notices. All notices, consents, requests, instructions or other communications provided for herein shall be in writing and shall be deemed validly given, made and served when (a) delivered personally, (b) sent by certified or registered mail, postage prepaid addressed to the other party hereto at the address indicated above, or such other address as a party may so advise in the future, (c) sent by reputable overnight delivery service, pending the designation of another address, or (d) sent electronically, with a hard copy sent thereafter pursuant to (a), (b) or (c) herein.

5.4 Entire Agreement. This Agreement supersedes all prior agreements between the parties relating to its subject matter. There are no other understandings or agreements between them concerning the subject matter.

5.5 Counterparts Facsimile Execution. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted electronically is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, a facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of electronic means as a defense to the enforcement of the Agreement or any amendment or other document executed in compliance with this Section.

5.6 Interpretation. Each party hereto acknowledges that it has participated in the drafting of this Agreement, and any applicable rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in connection with the construction or interpretation of this Agreement. Each party has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice. Section and article headings used in this Agreement have no legal significance and are used solely for convenience of reference.

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5.7 Expenses. Each party shall pay for its own legal, accounting and other similar expenses incurred in connection with the transactions contemplated by this Agreement.

5.8 Attorney’s Fees. In the event that a dispute arises between the parties and either party secures the assistance of legal counsel, the non-prevailing party shall pay the prevailing party his or her actual attorney’s fees and costs incurred, with or without suit or other legal proceeding.

IN WITNESS WHEREOF, Seller and Purchaser have executed this Agreement as of the date set forth in the first paragraph.

SELLER:

/s/ Octavio Gutierrez

Octavio (“Tavo”) Gutierrez

PURCHASER:

URBAN-GRO, INC.

/s/ Brad Nattress

Brad Nattress, CEO

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